Exhibit 10.22

June 15, 2005

Willowbridge Associates Inc.
101 Morgan Lane – Suite 180
Plainsboro, N.J. 08536

Attention: Mr Steve R. Crane

Re: Management Agreement Renewals

Dear Mr. Crane:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	Alera 100

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Daniel R. McAuliffe, Jr. Daniel R. McAuliffe, Jr. Chief Financial Officer & Director

By:	/s/ Steve R. Crane

Print Name:    Steve R. Crane

DRMcA/sr

Exhibit 10.22

June 15, 2005

Winton Capital Management
1a. St. Mary Abbot's Place
Kensington, London W86LS, U.K.

Attention: Mr. Martin Hunt

Re:    Management Agreement Renewals

Dear Mr. Hunt:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA 2001

•	AURORA III

•	SSB Orion Futures Fund L.P.

•	Alera Portfolio Spc

•	CMF Winton Feeder LP I

•	Citigroup Diversified Futures Fund L.P.

•	CMF Winton Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Daniel R. McAuliffe, Jr. Daniel R. McAuliffe, Jr. Chief Financial Officer & Director

By:	/s/ Martin Hunt

Print Name:    Martin Hunt

DRMcA/sr

Exhibit 10.22

June 15, 2005

AAA Capital Management Inc.
5051 Westheimer – Suite 2100
Houston, Texas 77056

Attention: Mr. Anthony Annunziato

Re:    Management Agreement Renewals

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	SB AAA Master Fund LLC

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Aurora 2001

•	Salomon Smith Barney AAA Energy Fund L.P. II

•	Aurora III

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Daniel R. McAuliffe, Jr. Daniel R. McAuliffe, Jr. Chief Financial Officer & Director

By:	/s/ Anthony Annunziato

Print Name:    Anthony Annunziato

DRMcA/sr